Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

Allocation Moderate Growth Portfolio

(the “Portfolio” or the “Managed Allocation Portfolio”)

Supplement to the Summary Prospectus

Dated July 29, 2015, as supplemented and amended to date

The Board of Trustees of Seasons Series Trust (the “Trust”) recently approved, at an in-person meeting, a Plan of Distribution pursuant to Rule 12b-1 (the “MAPs 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of Class 3 of the Managed Allocation Portfolio. The MAPs 12b-1 Plan is subject to approval by Class 3 shareholders with respect to the Portfolio. If the MAPs 12b-1 Plan is approved by shareholders of the Managed Allocation Portfolio, Class 3 shares of the Portfolio would be subject to a service fee under the MAPs 12b-1 Plan at the annual rate of up to 0.25% of the average daily net assets of the class. While shares of the Managed Allocation Portfolio are not currently subject to a Rule 12b-1 plan, the Portfolio invests in Class 3 shares of the Underlying Portfolios, which are subject to a Rule 12b-1 plan that provides for service fees payable at the same rate (up to 0.25%) as under the MAPs 12b-1 Plan. These Underlying Portfolio Rule 12b-1 plan service fees are currently being indirectly borne by the Class 3 shares of the Managed Allocation Portfolio. Upon the effective date of the MAPs 12b-1 Plan, the Managed Allocation Portfolio’s holdings in the Underlying Portfolios would convert from Class 3 shares to Class 1 shares of the Underlying Portfolios, which are not subject to any such service fees. As a result, the adoption of the MAPs 12b-1 Plan by the Managed Allocation Portfolio is not expected to have any impact on the total annual operating expenses payable by the Class 3 shares of the Portfolio.

The Board of Trustees of the Trust has called a joint special meeting of shareholders of the Managed Allocation Portfolio and other portfolios of the Trust for July 12, 2016, at which shareholders of record of the Portfolio as of April 30, 2016 will be asked to consider the approval of the MAPs 12b-1 Plan with respect to the Portfolio. Owners of variable annuity contracts (“Variable Contracts”) investing in the Portfolio will have the right to instruct the life insurance companies that issued their Variable Contracts as to the manner in which the shares of the Portfolio attributable to their Variable Contracts should be voted. Information regarding the proposal to approve the MAPs 12b-1 Plan will be contained in proxy materials to be filed with the Securities and Exchange Commission and mailed to shareholders of record.

Capitalized terms used herein but not defined have the meanings assigned to them in the Summary Prospectus.

Date:             April 8, 2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.